SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): October 14, 1998


                             BRAZOS SPORTSWEAR, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        DELAWARE                  0-18054                  91-1770931
(STATE OF INCORPORATION)   (COMMISSION FILE NUMBER)      (IRS EMPLOYER
                                                       IDENTIFICATION NO.)


                             4101 FOUNDERS BOULEVARD
                           CINCINNATI, OHIO 45103-2553
              (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 (513) 753-3400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS

      On October 14, 1998, the Company was notified by The Nasdaq Stock Market that the Company's common stock had been delisted as of the close of business on that date due to the failure to meet the listing requirements. A copy of the press release with respect to the delisting is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


 EXHIBIT NO.                         EXHIBIT
------------                       -----------
    99.1      Press Release of Brazos Sportswear, Inc. dated
              October 15, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         DATED this 20th day of October, 1998.


                                          BRAZOS SPORTSWEAR, INC.


                                          By: /s/ F. CLAYTON CHAMBERS
                                                  F. Clayton Chambers,
                                                  Vice President and Chief
                                                  Financial Officer